Summary Prospectus May 1, 2024

Natixis Loomis Sayles Short Duration Income ETF
NYSE Arca: LSST

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at im.natixis.com/us/etfs/natixis-loomis-sayles-short-duration-income-etf/LSST. You can also get this information at no cost by calling 800-458-7452 or by sending an e-mail request to etf@natixis.com. The Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2024, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund’s investment objective is current income consistent with preservation of capital.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table. If such expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)	ETF
Management fees	0.30%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.76%
Total annual fund operating expenses	1.06%
Fee waiver and/or expense reimbursement[1]	0.71%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.35%
1	Natixis Advisors, LLC (“Natixis Advisors” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.35% of the Fund’s average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2026 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below both (1) the expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) the Fund’s current applicable expense limitation ratio. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are redeemed), and also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement assuming that such waiver and/or reimbursement will only be in place through the date noted above and on the Total Annual Fund Operating Expenses for the remaining periods. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 year	3 years	5 years	10 years
ETF	$36	$192	$443	$1,162

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected

Fund Summary

in annual fund operating expenses or in the example, affect the Fund’s performance. During its most recently ended fiscal year, the Fund’s portfolio turnover rate was 209% of the average value of its portfolio.

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. Fixed-income securities may include bonds, notes and debentures, as well as other investments that Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Subadviser”) believes have similar economic characteristics (such as loans). It is anticipated that the Fund’s weighted average duration will generally be between one and three years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

The Fund seeks its objective by investing primarily in investment-grade fixed-income securities. Each security is evaluated on the basis of its expected contribution to risk and return of the portfolio relative to the benchmark. “Investment-grade fixed-income securities” are those securities that are rated in one of the top four rating categories at the time of purchase by at least one of the three major rating agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investor Services, Inc. (“Fitch”) or S&P Global Ratings (“S&P”)) or, if unrated, securities determined by the Subadviser to be of comparable quality. The Fund may also invest up to 15% of its assets, at the time of purchase, in bonds rated below investment grade (i.e., none of the three major ratings agencies have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Subadviser to be of comparable quality. The Fund may invest in U.S. dollar-denominated foreign securities, including emerging market securities. For the purposes of determining whether a particular country is considered a developed or emerging market, the Fund will use a country’s sovereign quality rating. An emerging market country is defined as a country which carries a sovereign quality rating below investment grade by either S&P or Moody’s, or is unrated by both S&P and Moody’s.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations and Loomis Sayles’ expectations regarding general trends in interest rates. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to interest rate risk and sector-specific risk) and potential return (income and capital gains).

The fixed-income securities in which the Fund may invest include, among other things, corporate bond and other debt securities (including junior and senior bonds), variable and floating rate securities, U.S. government securities, collateralized loan obligations, mortgage-backed securities and other asset-backed securities, securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”) and other privately placed investments such as private credit investments. The Fund may also invest in mortgage-related securities (including mortgage dollar rolls and collateralized mortgage obligations (“CMOs”)). The Fund may also engage in futures transactions for hedging and investment purposes.

The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, including short-term capital gains taxable as ordinary income, as well as increased trading costs, which may lower the Fund’s return.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations. In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Recently, there have been inflationary price movements, which have caused the fixed income securities markets to experience heightened levels of interest volatility and liquidity risk. Monetary policy measures have in the past, and may in the future, exacerbate risks associated with rising interest rates.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivative or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. As a result, the Fund may sustain losses or be unable or delayed in its ability to realize gains. The Fund will be subject to credit/counterparty risk with respect to the counterparties to its derivatives transactions. This risk will be heightened to the extent the Fund enters into derivative transactions with a single counterparty (or affiliated

Fund Summary

counterparties that are part of the same organization), causing the Fund to have significant exposure to such counterparty. Many of the protections afforded to participants on organized exchanges and clearing houses, such as the performance guarantee given by a central clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. For centrally cleared derivatives, such as cleared futures and many options, the primary credit/counterparty risk is the creditworthiness of the Fund’s clearing broker and the central clearing house itself.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity, inflation and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Below Investment Grade Fixed-Income Securities Risk: The Fund’s investments in below investment grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Authorized Participant Concentration Risk:  Only an authorized participant (“Authorized Participant”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Cybersecurity and Technology Risk: The Fund, its service providers, market makers, listing exchange, Authorized Participants and other market participants increasingly depend on complex information technology and communications systems, which are subject to a number of different threats and risks that could adversely affect the Fund and its shareholders. Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders.

Currency Risk: Fluctuations in the exchange rates between different currencies may negatively affect an investment. The Fund may be subject to currency risk because it may invest in securities or other instruments denominated in, or that generate income denominated in, foreign currencies. The Fund may elect not to hedge currency risk, or may hedge such risk imperfectly, which may cause the Fund to incur losses that would not have been incurred had the risk been hedged.

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including treasury futures) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities market values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives involves other risks, such as credit/counterparty risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than any amounts paid or margin transferred to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivative position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, war, nationalization or confiscatory taxation, currency exchange or repatriation restrictions, sanctions by other countries (such as the United States or the European Union), new or inconsistent government treatment of or restrictions on issuers and instruments, and an issuer’s unwillingness or inability to make dividend, principal or interest payments on its securities. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Foreign securities held by the Fund may trade on foreign exchanges that are closed when the securities exchange on which the Fund shares trade is open, which may result in deviations between the current

Fund Summary

price of a foreign security and the last quoted price for that security (i.e., the Fund’s quote from the closed foreign market). This could result in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Leverage Risk: Leverage is the risk associated with securities or investment practices (e.g., borrowing and the use of certain derivatives) that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on the Fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk: Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. Markets may become illiquid quickly. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. During times of market turmoil, there may be no buyers or sellers for securities in certain asset classes. Securities acquired in a private placement, such as Rule 144A securities and privately negotiated credit and other investments, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities. In other circumstances, liquid investments may become illiquid. Derivatives, and particularly OTC derivatives, are generally subject to liquidity risk as well. Liquidity issues may also make it difficult to value the Fund’s investments. The Fund may invest in liquid investments that become illiquid due to financial distress, or geopolitical events such as sanctions, trading halts or wars.

Management Risk: A strategy used by the Fund’s portfolio managers may fail to produce the intended result.

New and Smaller Sized Fund Risk: The Fund is relatively new and has a limited operating history for investors to evaluate and may not be successful in implementing its investment strategies. The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.

Operational Risk: The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, market makers, listing exchange, Authorized Participants or the issuers of securities in which the Fund invests or with which they do business, failed or inadequate processes and technology or systems failures.

Premium/Discount Risk:  Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The market value of the Fund’s shares will fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and the relative supply and demand for the Fund’s shares on the exchange. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Secondary Market Trading Risk:  Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by broker-dealers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Trading Issues Risk: Trading in Fund shares on the NYSE Arca may be halted in certain circumstances. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met.

Valuation Risk: This is the risk that the Fund has valued certain securities or positions at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments, such as derivatives, that may be illiquid or may become illiquid.

Risk/Return Bar Chart and Table

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year, five-year, and life-of-fund periods compare to those of a broad-based securities market index that reflects the performance of the overall market applicable to the Fund and an additional index that represents the market sectors in which the Fund primarily invests. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available online at im.natixis.com and/or by calling the Fund toll-free at 800-458-7452.

To the extent that the shares were subject to the waiver or reimbursement of certain expenses during a period, had such expenses not been waived or reimbursed during the period, total returns would have been lower.

Fund Summary

Total Return

Highest Quarterly Return: Second Quarter 2020, 4.84% Lowest Quarterly Return: First Quarter 2022, -2.53%

Average Annual Total Returns
(for the periods ended December 31, 2023)	Past 1 Year	Past 5 Years	Life of Fund (12/28/17)
Return Before Taxes	5.74%	2.51%	2.26%
Return After Taxes on Distributions	4.07%	1.28%	1.07%
Return After Taxes on Distributions and Sale of Fund Shares	3.37%	1.42%	1.24%
Bloomberg U.S. Aggregate Bond Index[1]	5.53%	1.10%	0.98%
Bloomberg U.S. Government/Credit 1-3 Year Bond Index	4.61%	1.51%	1.53%
1	Effective May 1, 2024, the Fund’s primary broad-based performance index changed to the Bloomberg U.S. Aggregate Bond Index. The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that represents the overall market applicable to the Fund. The Fund will retain the Bloomberg U.S. Government/Credit 1-3 Year Bond Index as its additional benchmark for performance comparison.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans, qualified plans, education savings accounts, such as 529 plans, or individual retirement accounts. Index performance reflects no deduction for fees, expenses or taxes.

Management

Investment Adviser

Natixis Advisors, LLC (“Natixis Advisors” or “Adviser”)

Subadviser

Loomis Sayles

Portfolio Managers

Daniel Conklin, CFA®, Vice President of Loomis Sayles, served as an associate portfolio manager from 2019 to 2020 and has served as a portfolio manager of the Fund since 2020.

Christopher T. Harms, Vice President of Loomis Sayles, has served as a portfolio manager since inception.

Clifton V. Rowe, CFA®, Vice President of Loomis Sayles, has served as a portfolio manager since inception.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares at NAV only in large blocks of shares, typically 50,000 shares, called “Creation Units.” Only a few financial institutions that are Authorized Participants are authorized to purchase and redeem Creation Units directly with the Fund. Creation Units are typically issued and redeemed in exchange for cash and/or the deposit or delivery of a basket of securities specified each day by the Fund as the securities in exchange for which the Fund will issue or redeem shares. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. The number of shares comprising a Creation Unit may change from time to time.

Individual shares of the Fund may only be purchased and sold in secondary market transactions through broker-dealers. Shares of the Fund are listed for trading on the NYSE Arca, and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Fund Summary

You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid/ask spread”). For more information, including recent information (when available) regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spreads, please visit the Fund’s website at im.natixis.com.

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments through such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ULSSDI77-0524